UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 24, 2021 (November 18, 2021)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.0025 par value	STLD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2021, the Board of Directors of Steel Dynamics, Inc. appointed Luis M. Sierra, age 58, as a new director.

From July 2020 through present, Mr. Sierra serves as the President and Chief Executive Officer of NOVA Chemicals Corporation (“NOVA”), with annual 2020 revenues of $3.2 billion and 2,400 worldwide team members. NOVA is a Canadian-based privately held company with operations in Canada and the United States, producing ethylene, polyethylene, and other chemical co-products. Prior to this time, Mr. Sierra had an over 30-year career with BP, holding various leadership positions, including most recently from 2013 to 2016 as the President of BP Aromatics, Americas, Europe and Middle East, and from 2016 to 2020 as the Chief Executive Officer of BP Global Aromatics, a $5 billion global chemicals business.

Among numerous strong leadership characteristics, Mr. Sierra brings a strong background in industrial and international operations, commercial and organizational strategy, and financial acumen to the Steel Dynamics Board. Mr. Sierra also has worked extensively outside of the United States and is bilingual, speaking Spanish. He holds a Bachelor’s degree in Mechanical Engineering from the University of Florida, a Master’s degree in Mechanical Engineering from Georgia Institute of Technology, and an M.B.A in Business Administration from the University of Chicago. He does not sit on any other public company boards.

Mr. Sierra will serve as a member of the Steel Dynamics Compensation Committee.

Item 8.01. Other Events.

On November 24, 2021, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Announces Appointment of New Board Member.”  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Description

99.1	A press release dated November 24, 2021, titled “Steel Dynamics Announces Appointment of New Board Member.”

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: November 24, 2021	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer